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Exhibit 10.18

AMENDMENT NO. 1

TO EXECUTIVE PURCHASE AND VESTING AGREEMENT

        AMENDMENT NO. 1 to each of the Executive Purchase And Vesting Agreements (the "Vesting Agreements"), each dated as of March 3, 2004, executed by Coffeyville Group Holdings, LLC (the "Company") and each of Philip Rinaldi, Abraham Kaplan, George Dorsey, Stanislas Riemann, James Rens, Kevan Vick and Keith Osborn. Except as otherwise provided herein, capitalized terms shall have the meanings ascribed to such terms in the Agreement.

        WHEREAS, the Company wishes to change the vesting schedule in connection with the Common Units granted to each of the Executives;

        NOW, THEREFORE, the Company and each of the Executives hereby agree to amend each of the Vesting Agreements as follows:

        1.    Vesting Schedule.    Each Section 2.1(a) of the Vesting Agreements shall be replaced in its entirety by the following:

        No Executive Common Units granted to Executive hereunder shall be deemed Vested Securities (as defined below) as of the date hereof and all such Executive Common Units shall be deemed Unvested Securities (as defined below). Except as otherwise provided herein, the Unvested Securities shall vest and be held by the Executive in accordance with the following schedule:

Vesting Date	Percentage of Executive Common Units to be Vested on Vesting Date
November 10, 2004 (the "Effective Date")	16.66%
May 10, 2005	16.66%
November 10, 2005	16.66%
May 10, 2006	16.66%
November 10, 2006	16.66%
May 10, 2007	16.66%

        IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first above written.

EXECUTIVES
/s/ Philip Rinaldi Philip Rinaldi
/s/ Abraham Kaplan Abraham Kaplan
/s/ George Dorsey George Dorsey
Stanley Riemann Stanley Riemann
/s/ James Rens James Rens
/s/ Kevan Vick Kevan Vick
/s/ Keith Osborn Keith Osborn
COFFEYVILLE GROUP HOLDINGS, LLC
By PEGASUS PARTNERS II, L.P., its Managing Member
By:	/s/ Eric Griebetz
Name:	Eric Griebetz
Title:	Vice President

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  Exhibit 10.18
AMENDMENT NO. 1 TO EXECUTIVE PURCHASE AND VESTING AGREEMENT